UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): January 30, 2009

XCORPOREAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33874	75-2242792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wilshire Blvd., Suite 350, Los Angeles, California 90025
(Address of principal executive offices) (Zip Code)

(310) 923-9990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                       Regulation FD Disclosure.

On January 30, 2009, the arbitrator in the arbitration proceeding between our wholly-owed subsidiary, Xcorporeal Operations, Inc. (“Operations”), and National Quality Care, Inc. (“NQCI”) issued an Amended Order Re Interim Relief Etc. (the “Order”), which modified the Second Interim Award (the “Award”) issued by the arbitrator on August 4, 2008. The Order provides that the partial final award to be issued by the arbitrator will specify the terms of our obligation to file a resale registration statement under the Securities Act of 1933, as amended (the “Securities Act”), for the 9,230,000 shares of our common stock (the “Shares”) that we are required to issue to NQCI pursuant to the terms of the Award, which obligation shall be “in accordance with applicable law, and subject to all required SEC approvals”. While the Order also provides that the arbitrator will retain jurisdiction to monitor our compliance with such obligation, to award any appropriate relief to NQCI if we fail to comply with such obligation and to render a decision on any other matters contested in this proceeding, the registration time periods set forth in the Award are no longer applicable. In addition, the Order stated, among other things, that if we file the proxy statement to obtain stockholder approval to issue the Shares to NQCI as consideration for the closing of the Technology Transaction, obtain such approval and issue the Shares to NQCI, the arbitrator anticipates confirming that all of the Technology (as defined in the Merger Agreement) covered by the License (as defined in the Merger Agreement) will be declared our sole and exclusive property. We are studying the implications of the ruling and its possible effects.

The foregoing summary of the Order, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Order, which is attached as Exhibit 99.1, the Merger Agreement attached as Exhibit 2.1 to our Current Report on Form 8-K previously filed by us with the U.S. Securities and Exchange Commission (the “SEC”) on June 9, 2008, and the Award attached as Appendix D to our Preliminary Proxy Statement on Schedule 14A, Amendment No. 4 previously filed by us with the SEC on December 3, 2008, and incorporated herein by reference. Unless otherwise required by law, we disclaim any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Amended Order Re Interim Relief Etc., dated January 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCORPOREAL, INC.

Date: February 5, 2009	By:	/s/ Robert Weinstein
Robert Weinstein
Chief Financial Officer